Exhibit 99.2

First Oak Brook Bancshares, Inc. 21st Annual Meeting of Shareholders May 10, 2005

Forward-Looking Statements This presentation may contain forward-looking statements regarding financial performance, business prospects, growth and operating strategies. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified in First Oak Brook Bancshares, Inc.'s Form 10-K, 10-Q and other Securities and Exchange Commission filings, copies of which will be made available upon request. With the exception of fiscal year end information previously included in First Oak Brook Bancshares Inc.'s Form 10-K, the information contained herein is unaudited. First Oak Brook Bancshares, Inc. undertakes no duty to update the contents of this presentation.

75% of Oak Brook Bank Treasury Management customers rated Oak Brook Bank as excellent 24% rated Oak Brook Bank as good Oak Brook Bank far exceeded the other banks mentioned in all key categories 2005 Survey/Benchmark of Treasury Management Quality Treasury Management

Evolution of Payments Increasingly Complex Payment Environment 1970's Cash Check Wire ACH ATM Credit Card 1980's Cash Check Wire ACH ATM Credit Card Debit Card EBP 1990's Cash Check Wire ACH ATM Credit Card Debit Card EBP Commercial Card ECP + Paper Today Cash Check Wire ACH ATM Credit Card Debit Card EBP Commercial Card ECP + Paper ARC Image Exchange Remote Capture 1960's Cash Check Wire Treasury Management

Treasury Management Generates over $10MM in revenue and approximately $5MM in direct pre-tax earnings Commercial Demand Deposit Account (DDA) average balances increased 10% in 2004 to $227MM

Treasury Management Initial sales contact Fact finding and relationship building Analysis and due diligence Referrals/Introductions to specialists Proposal and negotiation Implementation and training Customer service Relationship management It's a Process, not a Product

Oak Brook Bank Offices

Market Share - DuPage County As of June 30, 2004 In DuPage In DuPage Rank Institution ($M) Deposits % Market Share 1 JP Morgan/Chase (Bank One) 3,054.7 13.68% 2 Harris Bank (Bank of Montreal) 2,460.8 11.02% 3 Mid America Bank FSB 1,524.8 6.83% 4 Fifth Third Bancorp Inc. 1,340.0 6.00% 5 First Oak Brook Bancshares 1,303.4 5.84% 6 LaSalle Bank Corporation (ABN) 1,278.0 5.72% 7 West Suburban Bancorp Inc. 1,274.9 5.71% 8 Charter One Financial (Royal Bank of Scotland) 1,207.1 5.41% 9 U.S. Bancorp 635.2 2.84% 10 Wintrust Financial 540.0 2.42% Total for 76 institutions in market $22,329.36

Dealer Lending Business Auto & Harley Terrific Cross-sell Business Indirect Auto $276 million in outstandings Indirect Harley $52 million in outstandings Commercial loans $50 million in outstandings Treasury Management $20 million plus in commercial deposits Wealth Management $20 million plus in personal deposits Merchant Credit Card $134 million in annual sales volume Exceptional Credit Quality Average FICO score of 742 Low charge offs (.02%) Low delinquency rates (.07%) No sub prime paper

Merchant Credit Card Program Sales Volume has grown from $64 million 7 years ago to $284 million today Ranked 80th largest processor in the U.S. and the 3rd largest based in Illinois by Nilson Report 2004 Sales Volume up 25% over 2003 Growth Opportunities Branch referrals Commercial banking referrals Develop internal sales staff Cross-sell opportunities to auto and Harley dealerships (45% of current volume)

Residential Lending "Best Rate Guarantee" If we can't match the lowest rate customers find in Chicagoland, we'll pay them $300 Offer valid for owner-occupied home mortgages and home equity lines Advertising Campaign WBBM Radio Chicago Tribune Broadcast TV (CBS, NBC, ABC, WGN) BestRateChicago.com (website)

A healthy, stable market Lower risk asset classes (multifamily, retail, 1-4 family "for-sale" construction) and security position (senior debt) Deeply researched & underwritten transactions Local market knowledge & networks Extensive client & prospect contacts Broad staff experience & skill sets Real Estate Group "Sound Principles"

Real Estate Group Construction & Development Multifamily Retail Owner-occupied Nonowner-occupied CRE Loans 0.27 0.29 0.2 0.18 0.06 $329.4MM Commercial Real Estate loan portfolio $96.1MM Multifamily $89.3MM Construction $64.9MM Retail $58.2MM Owner-occupied $20.9MM Nonowner-occupied Multifamily 29% Construction 27% Nonowner- occupied 6% Owner- occupied 18% Retail 20% As of March 31, 2005

Oak Brook Bank "walks the talk" A "flat" organization structure Average 17 years of experience Hands-on training & mentoring High client "touch" with senior managers Promise what is deliverable, deliver what is promised Real Estate Group "Superior Execution"

$329 million aggregate commercial real estate balances on 3/31/2005 vs. $275 million at 12/31/2003- up 19.63% $89 million in aggregate construction loan balances on 3/31/2005 vs. $40 million at 12/31/2003- up 122.5% Total new loans booked during 2004 of $189 million Real Estate Group "Solid Results"

Wealth Advisory Group 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Discretionary Assets 35.5 47.9 67.5 91 134 194.9 245.2 271.2 379.2 485.1 635.2 751 Revenue 367.9 442.9 591.7 800.4 878.5 1048.3 1128.4 1144.3 1429.3 1700.7 2138.2 2628.1

Wealth Advisory Group Investment Results Stocks YTD 3/31/05 3 Year CAR* 5 Year CAR* OBB Model Equity Portfolio (0.97)% 6.31% (0.96)% S&P 500 Index (2.15)% 3.58% (2.30)% Bonds OBB Managed Fixed Income (0.51)% 5.91% 7.71% ML U.S. Treasury/Agency Master (0.40)% 5.62% 7.39% *Compound Annual Rate for periods ending 12/31/04

Credit Risk Management 12/01/2002 12/01/2003 12/01/2004 Current Commitment 31958 9184 259 Outstanding 24733 8392 176 $ in thousands

Interest Rate Risk

Total Loan Portfolio December 31, 2003 $ 915,678,000 December 31, 2004 $1,071,655,000 March 31, 2005 $1,102,439,000

Fixed vs. Floating Rate Commercial Loans** 12/31/2003 12/31/2004 03/31/2005 Fixed Rate 196.7 214.8 208.1 Floating Rate 207.6 260.4 287 3/31/2005 12/31/2004 12/31/2003 **Includes Commercial, Syndicated, Construction and Commercial Real Estate loans

2004 Financial Highlights Record earnings of $19.1 million Record assets of $2.1 billion Loans surpassed $1 billion Cash dividends increased 38% Stock price increased 8%

2005 First Quarter Highlights Net income down 10% Margin Compression Linked quarter margin down only 2 basis points to 2.70% from 2.72% Fee income boosted by growing wealth management, merchant credit processing and gains on mortgages sold Cost of branch expansion (Average $0.04 per share per branch) Stellar asset quality and 60 W. Erie

Stock Performance April 30, 2005 December 31, December 31, December 31, December 31, April 30, 2005 2004 2003 2002 2001 Market Price $28.49 $32.41 $30.01 $20.95 $16.10 FOBB (12.1)% 8.0% 43.3% 30.1% 37.0% SNL Bank Index (Assets $1-5 Billion) (14.4)% 20.9% 32.9% 12.8% 18.5% Nasdaq Bank Index (10.8)% 11.0% 29.9% 4.5% 10.1% S&P Bank Index (6.8)% 10.9% 22.8% (3.9)% (2.8)%

Why invest in FOBB? Our attractive growing Chicagoland franchise Experienced management and high inside ownership Solid fundamentals and stellar asset quality FOBB trades at a discount to our peers